                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 10, 2004

                        TREASURE MOUNTAIN HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                     000-32741                 84-1394211
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)


 13-01 Pollitt Drive, Fair Lawn, NJ                              07410
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (201) 703-2418


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

        [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01      CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Ernst & Young LLP is the independent auditor for Vyteris, Inc. and has been since Vyteris, Inc. was incorporated in 2000. By virtue of the merger of Vyteris, Inc. with a wholly-owned subsidiary of Treasure Mountain Holdings on September 29, 2004, there was deemed to have been a change in Treasure Mountain Holding's certifying accountants. On November 10, 2004 the audit committee of Treasure Mountain Holding's Board of Directors approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 2004 to replace Madsen & Associates. Such action effected the dismissal of Madsen & Associates as Treasure Mountain Holdings' certifying accountants.

        Madsen & Associates served as Treasure Mountain Holding's certifying accountants with respect to the financial statements for the year ended December 31, 2003. As noted in Treasure Mountain Holding's Annual Report on Form 10-KSB for the year ended December 31, 2003, the firm of Sellers and Andersen, LLC served as Treasure Mountain Holding's independent certifying accountants for the year ended December 31, 2002. As reported in Treasure Mountain Holding's Annual Report on Form 10-KSB for the year ended December 31, 2003, there were no disagreements with Sellers & Andersen on any matters of accounting principles and practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Sellers & Andersen, would have caused them to make reference to the subject matter of the disagreement in connection with its report on Treasure Mountain Holdings' financial statements. Further, during the year ended December 31, 2003 and during the period from January 1, 2004 through November 10, 2004, there were no disagreements with Madsen & Associates on any matters of accounting principles and practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Madsen & Associates, would have caused them to make reference to the subject matter of the disagreement in connection with its report on Treasure Mountain Holdings' financial statements. Further, for 2002 and 2003 and through November 10, 2004, none of the events described in Item 304(a)(1)(iv)(B) of the SEC's Regulation S-B occurred.

        Inasmuch as Ernst & Young LLP was the independent auditor for Vyteris, Inc. throughout the period during which Vyteris, Inc. planned for the above-mentioned merger, Ernst & Young was consulted and provided oral advice during 2004 with respect to the principles applicable to the accounting treatment for such merger. Such advice was an important factor considered by the registrant in reaching a decision with respect to such accounting treatment. Ernst & Young LLP orally advised the registrant that the appropriate accounting treatment is to combine the historical financial statements of Vyteris, Inc. and Treasure Mountain Holdings, Inc. after giving effect to the merger by recording the merger as the issuance of Vyteris, Inc. stock for the net monetary assets of Treasure Mountain Holdings, Inc. accompanied by a recapitalization with no goodwill or other intangibles recorded. Treasure Mountain Holdings' former accountants were not consulted with respect to the accounting treatment for the merger.

        Audit reports of Sellers & Andersen and of Madsen & Associates for Treasure Mountain Holding's 2002 and 2003 year-end financial statements contained a modification expressing substantial doubt as to Treasure Mountain's ability to continue as a going concern.

        The registrant has requested that Ernst & Young LLP review the disclosures set forth herein. The registrant has also provided Ernst & Young LLP with the opportunity to furnish the registrant with a letter, addressed to the SEC, containing any new information, clarification of the registrant's expression of its views or the respects, if any, in which it does not agree with the statements made by the registrant herein. Ernst & Young has determined that no such letter is necessary.

        The registrant has also provided Madsen & Associates with a copy of the disclosures set forth above and requested Madsen & Associates to furnish the registrant with a letter addressed to the SEC stating whether it agrees with the registrant's statements and, if not, stating the respects in which it does not agree. The registrant has filed as an exhibit to this Current Report a copy of a letter received from Madsen & Associates in response to that request.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibit is filed as part of this Current Report:

        16.1    Letter from Madsen & Associates.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        TREASURE MOUNTAIN HOLDINGS, INC.



                        By: /s/ Vincent De Caprio
                           --------------------------------------------
                           Name: Vincent De Caprio
                           Title: President and Chief Executive Officer



Dated:  November 17, 2004